UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On June 17, 2015, Applied Optoelectronics, Inc. (the “Company”) entered into a Fourth Amendment to the Office Lease Agreement (the “Fourth Amendment”) with 12808 W. Airport, LLC (the “Lessor”) covering the premises located at 12808 W. Airport Blvd., Sugar Land, Texas 77478 (the “Rented Premise”). The Fourth Amendment, which is effective as of June 17, 2015, amends the Original Office Lease Agreement dated May 11, 2012 between the Company and Lessor (the “Original Lease”).

Subsequent to the execution of the Original Lease, Lessor and Company entered into multiple amendments, including the First Amendment to the Office Lease dated June 15, 2012, the Second Amendment to the Office Lease dated February 18, 2014, and the Third Amendment to the Office Lease dated July 21, 2014, pursuant to which, the Company, prior to the execution of the Fourth Amendment, leased from Lessor office space totaling approximately 8,781 square feet, comprised of the following:

a)	the “Original Premises” consisting of 6,062 square feet of office space in Suite 175,

b)	the “Second Amendment Expansion Premises” consisting of 1,004 square feet of office space in Suite 285, and;

c)	the “Third Amendment Expansion Premises” consisting of 1,715 square feet of office space in Suite 375.

Under the terms of the Fourth Amendment, Company will terminate the Second Amendment Expansion Premise, reducing the total Rented Premise by 1,004 square feet. Company will rent additional office space, in Suite 350, expanding the Rented Premises by 6,898 square feet (the “Fourth Amendment Expansion Premises”) increasing the Rented Premise to a total aggregate of 14,675 square feet.

Pursuant to the Fourth Amendment, the Company agrees to lease the Rented Premise for a 13-month term commencing on June 1, 2015 and ending on June 30, 2016. Company agrees to pay Lessor a base monthly rent of $7,577.50 per month for the Original Premises; $2,858.33 per month for the Third Amendment Expansion Premises; and $11,496.67 per month for the Fourth Amendment Expansion Premises. Company will pay the Lessor a total monthly rent obligation of $21,932.50 for 13 months.

The foregoing description of the Amendment does not purport to be a complete statement of the parties’ right and obligations under the Fourth Amendment and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Office Lease Agreement between the Applied Optoelectronics, Inc. and 12808 Airport, LLC dated June 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	APPLIED OPTOELECTRONICS, INC.

June 23, 2015
	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Vice President